Segments - Additional Information (Details) - segment	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Segment
Number of reportable segment	1	1
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	swmr:ChiefOperatingDecisionMakerMember	swmr:ChiefOperatingDecisionMakerMember
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	The Company’s chief operating decision maker (“CODM”) evaluates operating performance and allocates resources based primarily on consolidated net loss, together with cash resources and operating expense projections. The measure of segment assets is reported on the consolidated balance sheet as total assets.	allocates resources based on cash resources and operating expense projections. The measure of segment assets is reported on the consolidated balance sheet as total assets.